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                                             No. of Shares________


         PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                    NONSTATUTORY STOCK OPTION
                               AND
               NONSTATUTORY STOCK OPTION AGREEMENT

          This Nonstatutory Stock Option is granted and this Nonstatutory Stock Option Agreement (the "Agreement") is executed by and between Pacific Rehabilitation & Sports Medicine, Inc., a Delaware corporation (the "Company"), and __________________ (the "Optionee"), effective __________________, 199____.


                            RECITALS

     A.   The Company has duly adopted that certain PACIFIC
REHABILITATION & SPORTS MEDICINE, INC., 1993 AMENDED AND RESTATED
COMBINATION STOCK OPTION PLAN, AS AMENDED, a copy of which is attached hereto as Exhibit A (the "Plan").

     B. The Plan authorizes the Board of Directors of the Company to grant nonstatutory stock options to employees, directors, general partners, officers, consultants and advisors of the Company or an affiliate (as defined in Section 3.2 of the Plan) of the Company (provided that bona fide services are rendered by consultants or advisors and such services are not in connection with the offer or sale of securities in a capital raising transaction).

     C. The Board of Directors has selected the Optionee to receive a nonstatutory stock option under the Plan.

NOW, THEREFORE, THE COMPANY AND THE OPTIONEE COVENANT AND AGREE
AS FOLLOWS:

     1. NUMBER OF SHARES SUBJECT TO OPTION AND OPTION PRICE. The Company hereby grants to the Optionee a nonstatutory stock option (the "Option") to purchase from the Company ___________________________________ (________) shares of the common stock of the Company, $0.01 par value (the "Common Stock") at an exercise price of $__________ per share. The Option is exercisable upon the terms and conditions contained herein.

     2. ADDITIONAL TERMS OF THE OPTION. Subject to the provisions of Paragraph 3 below, the Option shall have the following terms:

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          2.1  The effective date of the grant of the Option
shall be ______________, 19_____.

          2.2  The Option shall vest as follows:

                                             Cumulative
          Date                               Percentage Vested
          ----                               ------------------



          2.3  The Option shall expire on ________________,
19_____ (the "Expiration Date").

          2.4 To the extent vested, the Option may be exercised in whole or in part, at any time, and from time to time, prior to the Expiration Date.

          2.5 The Option must be exercised, if at all, as to a whole number of shares.

     3. INCORPORATION BY REFERENCE OF THE TERMS AND CONDITIONS OF THE PLAN. The terms and conditions of this Option shall be subject to all of the terms and conditions of the Plan, which terms and conditions are expressly incorporated by reference into this Agreement to the same extent and with the same effect as if such terms and conditions were set forth herein. In the event of a conflict or inconsistency between the terms and conditions set forth in this Agreement and the terms and conditions of the Plan, those of the Plan shall control.

     4.   EXERCISE OF THE OPTION; DELIVERY OF CERTIFICATES.

          4.1 The Option may be exercised only in accordance with the terms and conditions of Section 7 of the Plan and by delivery to the Company of a Notice of Exercise substantially in the form of Exhibit B, including all exhibits and attachments thereto.

          4.2 Within a reasonable time after exercise, the Company shall deliver to the Optionee a certificate for the shares of Common Stock for which exercise of the Option was made and, unless the Option has expired or been exercised in full, a new Nonstatutory Stock Option Agreement covering the balance of the shares of Common Stock covered by this Option for which exercise has not been made. Unless otherwise agreed to by the Company and the Optionee, the new agreement shall have the same terms and conditions of this Option and Agreement (except as to the number of shares of Common Stock subject thereto and except to the extent that the Plan has been modified or amended, in which case the new Option and agreement shall reflect the modified and amended terms and conditions of the Plan).

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     5.   TRANSFERABILITY OF THE OPTION.  The Option is
transferable only in accordance with Section 8 of the Plan.

     6. WARRANTIES AND REPRESENTATIONS OF THE OPTIONEE. By executing this Agreement, the Optionee accepts the Option and agrees to be bound by all of the terms of the Option, this Agreement and the Plan.

     7. INDEMNIFICATION BY THE OPTIONEE. The Optionee agrees to indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claim against the Company resulting from a breach by the Optionee of the representations, warranties or provisions contained in this Agreement.

     8. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing herein shall confer upon the Optionee the right to continue as an employee, director, general partner, officer, consultant or advisor of or with the Company, nor affect any right which the Company may have to terminate its relationship with the Optionee.

     9. RIGHTS AS SHAREHOLDERS. The Optionee shall have no rights as a shareholder of the Company on account of the Option nor on account of shares of Common Stock of the Company which will be acquired upon exercise of the Option (but with respect to which no certificates have been delivered to the Optionee).

     10. FURTHER ASSURANCES. From time to time and upon request by the Company, the Optionee agrees to execute such additional documents as the Company may reasonably require in order to effect the purposes of the Plan and this Agreement.

     11. BINDING EFFECT. This Agreement shall be binding upon the Optionee and such Optionee's heirs, successors and assigns, including the Qualified Successor of the Optionee (as this term is defined in Section 8.2 of the Plan).

     12. WAIVERS/MODIFICATIONS. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought. The failure of any party to enforce any of its rights against the other party for breach of any of the terms of this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

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     13.  GOVERNING LAW.  This Agreement shall be governed by the laws of the State of Washington.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PACIFIC REHABILITATION & SPORTS MEDICINE INC.


By__________________________________
  ___________________________________
  Its________________________________

OPTIONEE:


____________________________________




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                            EXHIBIT B

                   FORM OF EXERCISE OF OPTION
         PACIFIC REHABILITATION & SPORTS MEDICINE, INC.,
               1993 COMBINATION STOCK OPTION PLAN

I, _________________, hereby exercise the option to purchase ________shares of common stock, $0.01 par value (the "Shares"), of Pacific Rehabilitation & Sports Medicine Inc., previously granted to me pursuant to the terms and conditions of the PACIFIC REHABILITATION & SPORTS MEDICINE, INC., 1993 AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN (the "Plan") and the Nonstatutory Stock Option and Nonstatutory Stock Option Agreement dated _____________________, 199_____ (the "Option").

Cash, certified or cashier's check, or shares of the Company's Common Stock valued at their fair market value as of this date, in the aggregate amount of $_____________, representing the option price of $_______ per share, plus the amount the Company has determined must be withheld for tax purposes, accompanies this notice. [ALTERNATIVE: I HEREBY CONSENT TO THE COMPANY WITHHOLDING THE NUMBER OF SHARES WHOSE VALUE, CALCULATED AT THEIR FAIR MARKET VALUE AS OF THIS DATE, EQUALS THE AGGREGATE EXERCISE PRICE OF THE SHARES PLUS THE AMOUNT THE COMPANY HAS DETERMINED MUST BE WITHHELD FOR TAX PURPOSES.]


                     ______________________________Date_________
                     (Signature)
                     Optionee's Name:___________________________
                     Optionee's Address: _______________________
                                         _______________________


                  RECEIPT OF STOCK CERTIFICATE

     I hereby acknowledge receipt of Stock Certificate No._______ from the Company on _______________, 199_____, representing _____
shares of the Company's common stock acquired upon exercise of the Option noted above.


                         _________________________Date___________
                         (Optionee's Signature)